UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

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☒           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN FUND LTD
ARTHUR D. LIPSON
BENCHMARK PLUS INSTITUTIONAL PARTNERS, L.L.C.
BENCHMARK PLUS PARTNERS, L.L.C.
BENCHMARK PLUS MANAGEMENT, L.L.C.
ROBERT FERGUSON
SCOTT FRANZBLAU
ROBERT H. DANIELS
LYNN D. SCHULTZ

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2

ANNUAL MEETING OF STOCKHOLDERS
OF
MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC

_________________________

Help to elect true independent, stockholder representation to the Board.  Vote on the GOLD proxy for Western Investment’s highly qualified, independent nominee today.

Western Investment LLC, a Delaware limited liability company (“Western Investment” or “we”), together with its fellow participants in this solicitation is a significant stockholder of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”).  We are writing to you in connection with the election of our nominee to the board of directors of the Fund (the “Board”) at the annual meeting of stockholders scheduled to be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 21, 2012, at 9:00 a.m., local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).

We are concerned with the Board’s failure to address the Fund’s poor stock price performance, significant discount to net asset value, or NAV, at which the Fund’s common stock, par value $0.001 per share (the “Shares”), trades, as well as the Board’s multiple failures to meet basic standards of corporate governance.  Given their insignificant ownership interest in the Fund, we question whether the Board’s interests are aligned with stockholders.

We are investors specializing in investing in closed-end funds and have proven over many years to be ethical activist investors for all stockholders.  We have taken a stance in connection with 36 issuers since 2004, with virtually all activism situations resulting in significant pro-stockholder action by the issuer.  We are proud of our public record, and proud of the role we have played in creating value for stockholders.

We are furnishing this proxy statement and the enclosed GOLD proxy card to stockholders in order to:

1.	Consider and vote upon the election of one Class I Director of the Fund to serve until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualifies;

2.
Approve a stockholder proposal submitted by Robert H. Daniels that requests that the Board take the necessary steps to amend the Bylaws so that when Board elections are contested, with more nominees than open seats, a plurality of the votes cast will be sufficient for election; and

3.	Consider and vote upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon.  Only your latest dated proxy card counts!

Please refer to Appendix A - Information Concerning the Annual Meeting and the Fund’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposals and the solicitation of proxies.

If you have any questions or require assistance voting your Shares, please contact InvestorCom, Inc., who is assisting us, at their address and toll-free number listed on the following page.  This proxy statement and the enclosed GOLD proxy card are first being furnished to stockholders on or about May 2, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement, GOLD proxy card and additional information can be found at:
www.fixmyfund.com

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•
If your Shares are registered in your own name, you may vote such Shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.

•
If your Shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date, only they can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope

•	If you choose to use Internet voting, Western Investment will be identified as “Opposition” on Proxyvote.com.

If you have any questions or need assistance voting your Shares, please call:

InvestorCom, Inc.
65 Locust Avenue, Third Floor
New Canaan, Connecticut 06840

Stockholders Call Toll-Free at: (877) 972-0090
Banks and Brokers Call Collect at: (203) 972-9300

You may also contact Western Investment LLC via email at
info@fixmyfund.com

THE BOARD OF DIRECTORS HAS FAILED TO ACT IN THE
BEST INTEREST OF STOCKHOLDERS

SEND A MESSAGE TO THE FUND:

Stockholders cannot wait any longer for this Board to take effective action regarding the Fund’s poor performance and excessive
discount to net asset value.

The time for action is now!

REASONS FOR OUR SOLICITATION

The Fund’s NAV discount is unacceptable.

The Shares have traded at a persistent discount to net asset value, or NAV, that has averaged 12.2% on a weekly basis from August 25, 2005 until April 6, 2012, and was as great as 32.1% on November 20, 2008.  When a NAV discount is excessive, a selling stockholder is forced to leave behind a substantial portion of the value underlying the Shares at the time of sale.  Any time a stockholder chooses to sell his or her ownership of a closed-end fund at a steep discount to NAV, that stockholder is harmed no matter what the fund’s discount was at the time the stockholder purchased their Shares of that fund.  We believe the fair value of a share of common stock of a closed-end fund should be its NAV, or a value very close.

The table below shows the discount of the Fund’s Share price to the Fund’s NAV since September 30, 2005 (on the last day of each calendar quarter).

Quarter Ending	% (Discount) to NAV
3/30/2012	-11.8%
12/30/2011	-11.1%
9/30/2011	-12.4%
6/30/2011	-13.9%
3/31/2011	-14.9%
12/30/2010	-15.0%
9/30/2010	-14.9%
6/30/2010	-18.8%
3/31/2010	-16.5%
12/31/2009	-16.6%
9/30/2009	-15.3%
6/30/2009	-17.1%
3/31/2009	-22.1%
12/31/2008	-17.6%
9/30/2008	-23.1%
6/30/2008	-12.1%
3/31/2008	-5.3%
12/31/2007	-2.8%
9/28/2007	-14.9%
6/29/2007	-8.8%
3/30/2007	-3.7%
12/29/2006	-6.7%
9/29/2006	-8.9%
6/30/2006	-8.4%
3/31/2006	-5.4%
12/30/2005	-13.6%
9/30/2005	3.3%

The Fund has frequently been among the worst of all closed-end funds in terms of discount to NAV and, in fact, the Fund has frequently traded in the bottom 5% of all closed-end funds in terms of discount to NAV.  As a specific example of just how dismal the Fund’s NAV discount has been, during the period from the Fund’s inception until the week ended April 6, 2012, the Fund’s average weekly discount of 12.2% was in the bottom 5%, specifically 594th out of 623 publicly traded US domiciled closed-end funds currently registered with the SEC.1

We believe that the persistence of this discount is due, in part, to investors’ perception that the Board would rather maximize fees for the Fund’s investment adviser than increase value for all stockholders.

In its offering materials, the Fund recognized a significant and persistent NAV discount might not be in the best interests of stockholders.  The Fund even assured investors that “[t]he Board may consider from time to time engaging in open market repurchases, tender offers for [Shares] or other programs intended to reduce the discount.”  To date we are not aware of the Fund having ever purchased a single Share in the open market.  We believe this is due, in part, to the fact that any adequate action to reduce the discount would reduce assets under management and, by extension, the fees paid to the Fund’s investment adviser.  This inaction leaves us with the impression that the Board is more concerned with maximizing fees for the Fund’s investment adviser than it is with maximizing value for stockholders.  In our opinion, it’s not surprising the Fund continues to trade at an excessive discount.

1 The number of funds used in this comparison was based on all closed-end funds as disclosed in The Wall Street Journal, excluding closed-end funds that are not publicly traded or do not provide regularly updated net asset values.

The Fund has consistently underperformed.

According to the Fund’s most recent annual report, the Fund has underperformed its handpicked reference benchmark.  In fact, since the Fund’s inception the price of the Shares is down approximately 28%.  In addition, the Fund has consistently and significantly underperformed the only other comparable pure infrastructure closed-end fund, Cohen & Steers Infrastructure Fund, Inc. (NYSE: UTF), over the past 1-, 3- and 5-year periods.  In our opinion, stockholders are paying excessive fees for sub-par performance.

We believe that stockholders deserve a top investment manager in this difficult market and economic environment.

In light of the Fund’s continued poor price performance and persistent discount to NAV, we believe that the Fund’s investment manager is being over-compensated for under-performance.  The Board, it appears, has concluded that the fees paid to the Fund are reasonable in relation to the services provided.  In our opinion it is possible for the Fund to engage an investment manager who will prove more adept at managing the assets of the Fund.  We believe the Board owes it to stockholders to find an investment manager who will provide high-quality performance.  If our Nominee is elected, he would propose that the Board consider replacing the Fund’s current investment manager with a more qualified investment manager.

We believe the Board’s history of disregarding best practice corporate governance recommendations is further indicative of a board that wants to silence the voice of stockholders.

Glass, Lewis & Co., LLC (“Glass Lewis”) and Institutional Shareholder Services, Inc. (“ISS”), two of the leading proxy advisory firms, in addition to the Council of Institutional Investors, a nonpartisan, not-for-profit association of public, labor and corporate employee benefit funds with assets exceeding $3 trillion and a leading advocate for improving corporate governance standards and strengthening investor rights, all have general policies recommending that all members of a board of directors be elected annually.  ISS, Glass Lewis and the Council of Institutional Investors also have general policies recommending against majority vote standards in the election of directors unless there is a carve-out for a plurality vote standard in contested elections.  WESTERN INVESTMENT STRONGLY RECOMMENDS THAT STOCKHOLDERS CAREFULLY READ AND THEN VOTE FOR THE PROPOSAL RECOMMENDING THE BOARD REMOVE THE FUND’S COUNTERPRODUCTIVE AND UNDEMOCRATIC MAJORITY VOTING STANDARD.

You should be aware that ISS has been retained by the Fund to provide proxy voting guidelines on the Fund’s behalf.  Yet the Fund has determined that its own stockholders somehow benefit from the classified board and an incumbent entrenching majority voting standard in director elections.  We wonder, are stockholders truly being served by a Board that spends stockholder money to engage a proxy advisory firm, only to ultimately ignore the firm’s general recommendations?  By preserving its classified board and utilizing a majority voting standard in director elections, whose interest is this Board trying to protect?

SERIOUS ACTION BY THE BOARD IS NEEDED.
SEND A MESSAGE BY VOTING FOR THE WESTERN INVESTMENT SLATE ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 1: ELECTION OF DIRECTOR

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of our director nominee (the “Nominee”).

THE NOMINEE

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee

Robert H. Daniels (Age 64) 1685 8th Avenue San Francisco, California 94122	N/A	N/A	Emeritus Professor of Accounting at San Francisco State University, where he taught Tax and Business Law courses since 1983 and served as acting Department Chair, Director of the Graduate Tax Program and member of the University Budget Committee	N/A*	--

Robert H. Daniels is an Emeritus Professor of Accounting at San Francisco State University, where he taught Tax and Business Law courses since 1983 and served as acting Department Chair, Director of the Graduate Tax Program and member of the University Budget Committee.  Mr. Daniels’ research interests include the problem of tax complexity and the prospects for simplification.  Mr. Daniels also currently manages his own private tax consulting practice and has been a practicing California attorney since 1973.  Mr. Daniels received his B.A. from Harvard College, with honors, a J.D. from Harvard Law School, with honors, and has an LLM in Taxation from Golden Gate University.  Mr. Daniels’ extensive accounting and tax knowledge and research and academic experience will provide valuable insight to the Board.  Mr. Daniels has thirty years of experience as an investor in closed-end funds.  Mr. Daniels does not currently hold, nor has he at any time held, any position with the Fund.

As of April 27, 2012 the record date for the Annual Meeting, the dollar range of Shares of the Fund beneficially owned by the Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in Family of Investment Companies

Robert H. Daniels	$10,001 - $50,000	N/A*

The Nominee, as a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to be the beneficial owner of the Shares owned by the other members of the group.  For information regarding purchases and sales by the members of such group of securities of the Fund that the Nominee may be deemed to beneficially own, see Appendix C - Purchases and Sales in the Securities of the Fund During the Past Two Years.  The Nominee disclaims beneficial ownership of such securities.

* The Fund is not part of a fund complex or group.

None of the Nominee, his affiliates or any other related persons, has, during the past five years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “Investment Company Act”), having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the Investment Company Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which the Nominee is an officer.

The Nominee, if elected as a director of the Fund, would be an “independent director” within the meaning of (i) the Investment Company Act, (ii) the New York Stock Exchange (“NYSE”) listing standards applicable to board composition, including NYSE 303A.01 and NYSE 303A.02 and (iii) Section 301 of the Sarbanes-Oxley Act of 2002.

Since the beginning of the Fund’s last two completed fiscal years, neither the Nominee nor any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

Neither the Nominee nor any of his Immediate Family Members (as such term is defined in Schedule 14A of the Exchange Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Neither the Nominee nor any of his Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Neither the Nominee nor any of his Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Other than as stated in this Proxy Statement, including the appendices attached hereto, the Nominee will not receive any compensation from Western Investment for his services as a director of the Fund, nor are there any arrangements or understandings between Western Investment and the Nominee or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by the Nominee to be named in this Proxy Statement and to serve as a director of the Fund if elected as such at the Annual Meeting.  Additionally, other than as stated in this Proxy Statement, the Nominee is not a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western Investment does not expect that the Nominee will be unable to stand for election, but, in the event that he is unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for a substitute nominee.  In addition, Western Investment reserves the right to nominate substitute person(s) if the Fund makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee.  In any such case, Shares represented by the GOLD proxy card will be voted for such substitute nominee.  Western Investment reserves the right to nominate additional person(s) if the Fund increases the size of the Board above its existing size, increases the number of directors whose terms expire at the Annual Meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western Investment that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Fund’s corporate machinery.

There can be no assurance that the election of our Nominee will improve the Fund’s business or otherwise enhance stockholder value.  Your vote to elect the Nominee will have the legal effect of replacing an incumbent director of the Fund with our Nominee.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT’S
NOMINEE ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 2: STOCKHOLDER PROPOSAL TO INSTITUTE PLURALITY VOTING STANDARD IN THE ELECTION OF DIRECTORS

Due to what we believe to be a serious lack of accountability at the Board level for the Fund’s persistent and significant discount to NAV, we strongly support Mr. Daniels’ proposal that the Board institute a plurality voting standard in contested director elections.  Despite the claims made by the Fund in its proxy statement, we have not seen any evidence that maintaining a majority voting standard in director elections provides any benefit other than the entrenchment for incumbent directors.

Proposal

RESOLVED: the Stockholders request that the Board take the necessary steps to amend the Bylaws so that when Board elections are contested, with more nominees than open seats, a plurality of the votes cast will be sufficient for election.

Supporting Statement:

Our Fund has traded at a persistent discount to net asset value, averaging -16% for the last three years. This represents an unacceptable loss for all investors. MGU’s offering prospectus recognized that such discounts might not be in our interest. It told investors that the Board might consider “open market repurchases, tender offers for Common Shares or other programs intended to reduce the discount”, but gave “no guarantees or assurances” that the Board would act. Not surprisingly, our Board has failed to take any action to combat the discount, remaining inert despite the loss of value for stockholders that at one point reached an astounding market discount of -28.8%.

I believe that this indifference to stockholder concerns stems from undemocratic election procedures that protect incumbent Directors from competition. Our Fund’s current Bylaws, which only the Board can change, say that election of a Director requires the affirmative vote of an absolute majority of all shares outstanding, not just those present or voting by proxy. In contested elections, this participation level is virtually impossible to reach in closed-end funds. Accordingly, this undemocratic rule allows incumbents to stay in office even if they lose.

For example, suppose 45% of MGU’s stockholders vote for a challenger, 30% vote for an incumbent and 25% don’t return their proxies. The result is that no one has been elected, which means that the (defeated) incumbent can “hold over”, staying on the Board because no successor was chosen by over 50% of all outstanding shares. This discourages potential challengers, who know that they can be denied victory even if they win 60% or more of all ballots cast. This unfair rule may produce corporate election outcomes that disregard the will of stockholders.

There is a better way. The corporate governance guidelines of the Council of Institutional Investors (a nonprofit association representing pension funds and charities that together hold assets over $3 trillion) provide that: “In contested elections, plurality voting should apply.” RiskMetrics Group/ISS, a leading proxy advisory firm, agrees: a plurality vote standard should be used when there are more candidates than board seats. And since RiskMetrics/ISS is the firm that MGU’s own investment manager has hired to provide proxy voting recommendations for the companies in MGU’s portfolio, it is time for our Fund to bring its own procedures in line. Directors who respond to stockholder concerns do not need undemocratic protections, and MGU should uphold for itself the same governance standards it applies to the companies in which it invests.

Your vote for this resolution would serve as a “wake-up” call to the Board, and I respectfully ask for your support.

The approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal, provided a quorum is present.

VOTE FOR THIS PROPOSAL TO SEND A MESSAGE TO THE BOARD THAT YOU WANT A
GREATER VOICE IN THE CORPORATE GOVERNANCE OF THE FUND AND TO
INCREASE THE ACCOUNTABILITY OF THE BOARD

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on April 27, 2012 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Fund, as of the Record Date, there were 17,317,074 Shares outstanding.

VOTES REQUIRED FOR APPROVAL

The election of the Nominee to the Board requires the affirmative vote of a majority of Shares outstanding and entitled to vote in the election of any directors present in person or represented by proxy at the Annual Meeting.

The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting, assuming the presence of a quorum, is required to approve Robert H. Daniels’ stockholder proposal recommending that the Board take the necessary steps to amend the Bylaws so that when Board elections are contested, with more nominees than open seats, a plurality of the votes cast will be sufficient for election.

The information set forth above regarding the votes required for approval of the proposals is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

See Appendix A - Information Concerning the Annual Meeting for additional and related information concerning the voting and proxy procedures for the Annual Meeting.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEE TO THE BOARD OR FOR THE STOCKHOLDER PROPOSAL, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET (WESTERN INVESTMENT WILL BE IDENTIFIED AS “OPPOSITION” ON PROXYVOTE.COM), AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

OTHER MATTERS, PARTICIPANT AND ADDITIONAL INFORMATION

Western Investment is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominee.  The enclosed GOLD proxy card may only be voted for our Nominee and does not confer voting power with respect to the Fund’s nominee.  We intend to vote all of our Shares for the election of our Nominee and will not vote our Shares in favor of the Fund’s director nominee.

Western Investment has omitted from this Proxy Statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of Shares owned by directors of the Fund and information on committees of the Board.  Stockholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, Macquarie Capital Investment Management LLC is the Fund’s investment adviser, and its business address is 125 West 55th Street, New York, NY, 10019.  ALPS Fund Services, Inc. is the administrator of the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, CO 80203.

See Appendix B - Information Concerning the Participants for information concerning the participants in this solicitation.

See Appendix D - Security Ownership of Certain Beneficial Owners of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of the Fund.

The information concerning the Fund contained in this Proxy Statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

May 2, 2012

THIS SOLICITATION IS BEING MADE BY WESTERN INVESTMENT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE FUND.  WESTERN INVESTMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN INVESTMENT URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN INVESTMENT’S NOMINEE, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

APPENDIX TO PROXY STATEMENT

FILED BY WESTERN INVESTMENT LLC RELATING TO THE 2012 ANNUAL MEETING OF STOCKHOLDERS OF
MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC. 2

Appendix A - Information Concerning the Annual Meeting

Appendix B - Information Concerning the Participants

Appendix C - Purchases and Sales in Securities of the Fund
During the Past Two Years

Appendix D - Security Ownership of Certain Beneficial Owners

2 Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Proxy Statement.

APPENDIX A

INFORMATION CONCERNING THE ANNUAL MEETING

This proxy statement, including the appendices attached thereto (the “Proxy Statement”), relates to the 2012 Annual Meeting of Stockholders of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) scheduled to be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 21, 2012, at 9:00 a.m., local time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”).  The address of the principal executive offices of the Fund is 125 West 55th Street, New York, NY 10019.

VOTING AND PROXY PROCEDURES

Stockholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment LLC, c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western Investment’s nominee, Robert H. Daniels, FOR Robert H. Daniels’ proposal that the Board should take the necessary steps to amend the Bylaws so that when Board elections are contested, with more nominees than open seats, a plurality of the votes cast will be sufficient for election and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies.  A quorum of stockholders is constituted by the presence in person or by proxy of the holders of Shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting.  According to the Fund’s proxy statement, if a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit the further solicitation of proxies to attain a quorum.

ABSTENTIONS; BROKER NON-VOTES

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request instructions from such customers and clients prior to the Annual Meeting on how to vote their shares. Under the rules of the New York Stock Exchange (“NYSE”), in non-routine matters a broker member may not authorize any proxy without instructions from the customer.  Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.”

In the event that there are no routine matters to be voted on, there will be no broker non-votes and shares held in street name for which voting instructions have not been received will be treated identically to shares held by a record holder who does not appear at the meeting in person or by proxy, i.e., the holder of those shares is not present for purposes of a quorum.  Abstentions will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.

For the purpose of electing the Nominee, the failure to return a properly executed GOLD proxy card or otherwise authorize a proxy or an abstention will have the same effect as a “withhold” vote.

For the purpose of the stockholder proposal, the failure to return a properly executed GOLD proxy card or otherwise authorize a proxy or an abstention will have no effect on the proposal.

REVOCATION OF PROXIES

Stockholders of the Fund may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western Investment in care of InvestorCom, Inc. at the address set forth on the back cover of this appendix or to the Fund at 125 West 55th Street, New York, NY 10019 or to any other address provided by the Fund.  Although a revocation is effective if delivered to the Fund, Western Investment requests that either the original or photostatic copies of all revocations be mailed to Western Investment in care of InvestorCom, Inc. at the address set forth on the back cover of this appendix so that Western Investment will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares.  If you hold your Shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote.  Additionally, InvestorCom, Inc. may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominee and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Western Investment.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western Investment has entered into an agreement with InvestorCom, Inc. for solicitation and advisory services in connection with this solicitation, for which InvestorCom, Inc. will receive a fee not to exceed $30,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  InvestorCom, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western Investment will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that InvestorCom, Inc. will employ approximately 30 persons to solicit the Fund’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western Investment, subject to certain limitations, pursuant to the terms of the Solicitation Agreement described in Appendix B - Information Concerning the Participants.  Certain of the participants in this solicitation have separately agreed to reimburse Western Investment on a pro rata basis for these expenses.  Because Western Investment believes that the Fund’s stockholders will benefit from the solicitation, Western Investment intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the solicitation.  Western Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of the solicitation of proxies are currently estimated to be approximately $150,000.  Western Investment estimates that through the date hereof, its expenses in connection with the solicitation are approximately $25,000.

STOCKHOLDER PROPOSALS

The Fund’s Amended and Restated Bylaws (the “Bylaws”), as currently in effect, provide that, in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose other business for consideration at such meeting, written notice containing the information required by the Bylaws must be delivered to the Secretary of the Fund, at the Fund’s principal executive offices, not earlier than the 150th day nor later than 5:00 p.m. (Eastern Time) on the 120th day prior to the first anniversary of the date the proxy statement was released to stockholders for the preceding year’s annual meeting. Accordingly, unless the Fund’s 2013 annual meeting of stockholders is advanced or delayed more than 30 days from June 21, 2013, a stockholder nomination or proposal intended to be considered at the 2013 annual meeting of stockholders must be received by the Secretary on or after December 1, 2012, and prior to 5:00 p.m. (Eastern Time) on December 31, 2012.

Additionally, under the rules of the SEC if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s proxy statement for its 2013 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), the Fund must receive it on or before January 9, 2013. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The information set forth above regarding the procedures for submitting stockholder nominations and proposals for consideration at the Fund’s 2013 annual meeting of stockholders is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

APPENDIX B

INFORMATION CONCERNING THE PARTICIPANTS

Western Investment, Western Investment Hedged Partners L.P., a Delaware limited partnership (“WIHP”), Western Investment Activism Partners LLC, a Delaware limited liability company (“WIAP”), Western Investment Total Return Partners L.P., a Delaware limited partnership (“WITRP”), Western Investment Total Return Fund Ltd., a Cayman Islands corporation (“WITRL”), Arthur D. Lipson (together with Western Investment, WIHP, WIAP, WITRP and WITRL, the “Western Entities”), Benchmark Plus Institutional Partners, L.L.C., a Delaware limited liability company (“BPIP”), Benchmark Plus Partners, L.L.C., a Delaware limited liability company (“BPP”), Benchmark Plus Management, L.L.C., a Delaware limited liability company (“BPM”), Scott Franzblau and Robert Ferguson (together with BPIP, BPP, BPM and Mr. Franzblau, the “Benchmark Entities”), the Nominee and Lynn D. Schultz are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of the date hereof, the Group collectively owns an aggregate of 1,711,758.8747 Shares, constituting approximately 9.9% of the Shares outstanding.  Each member of the Group, as a member of a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act, may be deemed to beneficially own the Shares owned by the Group.  Each member of the Group specifically disclaims beneficial ownership of the Shares disclosed herein that he, she or it does not directly own.  See Appendix C - Purchases and Sales in Securities of the Fund During the Past Two Years for information regarding purchases and sales of securities of the Fund during the past two years by the members of the Group.

Western Investment is the investment manager of WITRL, the managing member of WIAP and the general partner of each of WIHP and WITRP.  Mr. Lipson serves as the managing member of Western Investment.  BPM is the managing member of each of BPIP and BPP.  Messrs. Franzblau and Ferguson are managing members of BPM.  The Nominee has been nominated by Western Investment for election as a director at the Annual Meeting.

The principal business of each of WIHP, WITRP, WIAP and WITRL is acquiring, holding and disposing of investments in various companies.  The principal occupation of Arthur D. Lipson is serving as the managing member of Western Investment.  The principal business of Western Investment is acting as the investment manager of WITRL, the managing member of WIAP and the general partner of each of WIHP and WITRP.  The principal business address of each of Western Investment, WIHP, WIAP, WITRP and Mr. Lipson is 7050 S. Union Park Center, Suite 590, Midvale, Utah 84047.  The principal business address of WITRL is c/o dms Management, P.O. Box 31910, dms House, 20 Genesis Close, Grand Cayman KY1-1208, Cayman Islands.

As of the date hereof, WIHP, WIAP, WITRP and WITRL beneficially owned 426,270, 396,447, 396,579 and 190,303 Shares, respectively.  As the general partner of each of WIHP and WITRP, the managing member of WIAP and the investment manager of WITRL, Western Investment may be deemed to beneficially own the 1,409,599 Shares owned in the aggregate by WIHP, WIAP, WITRP and WITRL, in addition to the 422.1517 Shares it holds directly.  As the managing member of Western Investment, Mr. Lipson may be deemed to beneficially own the 1,410,021.1517 Shares beneficially owned by Western Investment.

The principal business of BPM is acting as the managing member of BPIP and BPP.  The principal business of BPIP and BPP is acquiring, holding and disposing of investments in various companies.  The principal occupation of each of Messrs. Franzblau and Ferguson is serving as a managing member of BPM.  Western Investment provides recommendations from time to time to BPIP and BPP with respect to purchases and sales of Shares of the Fund, pursuant to an oral agreement between Western Investment and BPIP and Western Investment and BPP.  The principal business address of each of the Benchmark Entities is 820 A Street, Suite 700, Tacoma, Washington 98402.

B-1

As of the date hereof, BPIP and BPP beneficially own 281,663 and 18,463 Shares, respectively.  As the managing member of each of BPIP and BPP, BPM may be deemed to beneficially own the 300,126 Shares owned in the aggregate by BPIP and BPP.  As managing members of BPM, Messrs. Franzblau and Ferguson may each be deemed to beneficially own the 300,126 Shares beneficially owned by BPM.

The principal occupation of Ms. Schultz is psychotherapist.  Ms. Schultz does not have a principal business address, but can be reached c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.  As of the date hereof, Ms. Schultz directly owns 100 Shares.

Mr. Daniels owns directly 1,511.723 Shares.

On January 12, 2012, the members of the Group entered into a Joint Filing and Solicitation Agreement  (the “Solicitation Agreement”) in which, among other things, (a) the parties agreed to the joint filing and solicitation on behalf of each of them of statements on Schedule 13D with respect to the securities of the Fund to the extent required under applicable laws and (b) the parties agreed to form the Group for the purpose of soliciting proxies or written consents for the election of the Nominee and for the purpose of taking all other actions incidental to the foregoing.  On April 19, 2012, Ms. Schultz executed a Joinder Agreement agreeing to be bound by the terms of the Solicitation Agreement.

The Shares purchased by each of WIHP, WIAP, WITRP, WITRL, BPIP and BPP were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business).

Western Investment has signed a letter agreement with the Nominee pursuant to which it agrees to indemnify the Nominee against claims arising from the Solicitation and any related transactions.

Except as set forth in the Proxy Statement, (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominee is proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which any of the participants in this solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the solicitation, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act, occurred during the past ten years.

B-2

APPENDIX C

PURCHASES AND SALES IN THE SECURITIES OF THE FUND
DURING THE PAST TWO YEARS1

Transaction	Date	Quantity	Price ($)
Western Investment Activism Partners LLC
Buy	07/11/11	4,300	18.0360
Buy	07/12/11	1,381	17.8996
Buy	07/12/11	8,319	17.9068
Buy	07/13/11	2,300	17.9710
Buy	07/13/11	4,159	18.0169
Buy	07/14/11	2,700	18.0168
Buy	07/14/11	1,800	17.9870
Buy	07/15/11	100	17.9985
Buy	07/15/11	1,489	17.9759
Buy	07/18/11	2,000	17.6722
Buy	07/19/11	4,340	17.8391
Buy	07/20/11	1,700	17.9674
Buy	07/21/11	1,560	18.3890
Buy	07/21/11	1,360	18.3828
Buy	07/22/11	1,700	18.3683
Buy	07/22/11	2,100	18.3668
Buy	07/25/11	1,800	18.3059
Buy	07/25/11	800	18.2536
Buy	07/26/11	4,300	18.3334
Buy	07/26/11	1,700	18.3149
Buy	07/27/11	6,600	18.0221
Buy	07/27/11	700	17.9527
Buy	07/28/11	400	17.9531
Buy	07/28/11	6,900	17.9353
Buy	07/29/11	13,624	17.7621
Buy	07/29/11	2,014	17.7127
Buy	08/01/11	7,800	17.7183
Buy	08/02/11	700	17.7185
Buy	08/02/11	3,339	17.4051
Buy	08/03/11	3,787	17.3117
Buy	08/03/11	8,822	17.1304
Buy	08/04/11	2,500	16.6202
Buy	08/04/11	3,101	16.5724
Buy	08/05/11	3,100	16.2770
Buy	08/05/11	11,720	16.2411
Buy	08/08/11	1,900	15.1477
Buy	08/08/11	6,400	15.4122
Buy	08/09/11	7,664	15.1569
Buy	08/09/11	3,038	15.1047

1 All of such transactions were in common stock, par value $0.001 per share, of the Fund.

Transaction	Date	Quantity	Price ($)

Buy	08/10/11	8,100	15.3324
Buy	08/11/11	4,100	15.6960
Buy	08/11/11	315	15.1972
Buy	08/15/11	4,300	16.4137
Buy	08/17/11	4,437	16.6915
Buy	08/17/11	3,615	16.6839
Buy	08/18/11	4,900	16.0591
Buy	08/18/11	4,600	16.0318
Buy	08/19/11	6,905	15.6908
Buy	08/19/11	14,400	15.5338
Buy	08/22/11	300	15.7741
Buy	08/22/11	2,676	15.7504
Buy	08/23/11	1,260	15.9820
Buy	08/24/11	3,073	16.3595
Buy	08/24/11	3,000	16.3588
Buy	08/29/11	300	16.5792
Buy	08/29/11	100	16.4602
Buy	08/31/11	4,500	17.0610
Buy	08/31/11	2,219	16.9864
Buy	09/09/11	3,300	16.1922
Buy	09/12/11	200	15.9885
Buy	09/12/11	1,700	15.8714
Buy	09/15/11	396	16.5396
Buy	09/16/11	1,800	16.6448
Buy	09/21/11	1,200	16.0091
Buy	09/21/11	761	15.9792
Buy	09/22/11	3,600	14.9144
Buy	09/22/11	15,933	14.8056
Buy	09/28/11	4,600	15.6031
Buy	09/29/11	800	15.6085
Buy	09/29/11	3,200	15.6507
Buy	09/30/11	300	15.3667
Buy	10/03/11	1,600	15.1762
Buy	10/04/11	400	14.4050
Buy	10/06/11	4,800	15.3515
Buy	10/06/11	800	15.0585
Buy	10/07/11	1,300	15.6061
Buy	10/10/11	1,200	15.9508
Buy	10/25/11	18,700	16.5285
Buy	10/25/11	5,200	16.5087
Buy	10/26/11	5,800	16.5107
Buy	10/26/11	3,300	16.5013
Buy	10/31/11	3,300	16.7512
Buy	11/01/11	100	15.9185
Buy	11/03/11	2,100	16.4858
Buy	11/10/11	900	16.0725
Buy	11/10/11	100	15.9925
Buy	11/11/11	400	16.3874

Transaction	Date	Quantity	Price ($)

Buy	11/15/11	200	16.0375
Buy	11/16/11	900	15.9724
Buy	11/17/11	400	15.8185
Buy	11/17/11	300	15.7431
Buy	11/18/11	500	15.7899
Buy	11/18/11	8,100	15.6780
Buy	11/21/11	100	15.3425
Buy	11/22/11	6,200	15.3144
Buy	11/23/11	200	15.0785
Buy	11/25/11	2,500	14.9114
Buy	11/28/11	1,300	15.2685
Buy	11/28/11	9,000	15.2317
Buy	11/29/11	1,100	15.4551
Buy	11/29/11	800	15.3285
Buy	11/30/11	4,000	16.0619
Buy	12/01/11	200	16.1225
Buy	12/02/11	100	16.2385
Buy	12/02/11	3,200	16.1659
Buy	12/05/11	4,652	16.3423
Buy	12/06/11	17,788	16.3677
Buy	12/07/11	2,700	16.2342
Buy	12/13/11	2,700	16.0774
Buy	12/23/11	3,000	16.7530
Buy	12/29/11	10,500	16.9429
Buy	12/29/11	11,100	16.8829

Western Investment Hedged Partners L.P.

Buy	07/11/11	4,432	18.0359
Buy	07/12/11	1,500	17.8996
Buy	07/12/11	8,300	17.9068
Buy	07/13/11	2,200	17.9710
Buy	07/13/11	4,200	18.0169
Buy	07/14/11	2,700	18.0168
Buy	07/14/11	1,700	17.9871
Buy	07/15/11	100	17.9985
Buy	07/15/11	1,400	17.9761
Buy	07/18/11	2,000	17.6722
Buy	07/19/11	100	17.7585
Buy	07/19/11	4,200	17.8391
Buy	07/20/11	1,600	17.9674
Buy	07/21/11	1,500	18.3891
Buy	07/21/11	1,500	18.3828
Buy	07/22/11	1,700	18.3683
Buy	07/22/11	2,100	18.3668
Buy	07/25/11	1,800	18.3059
Buy	07/25/11	900	18.2536
Buy	07/26/11	4,300	18.3334

Transaction	Date	Quantity	Price ($)

Buy	07/26/11	1,700	18.3149
Buy	07/27/11	6,600	18.0221
Buy	07/27/11	700	17.9527
Buy	07/28/11	400	17.9531
Buy	07/28/11	6,899	17.9353
Buy	07/29/11	13,600	17.7621
Buy	07/29/11	2,000	17.7127
Buy	08/01/11	7,884	17.7183
Buy	08/02/11	800	17.7185
Buy	08/02/11	3,300	17.4051
Buy	08/03/11	3,800	17.3117
Buy	08/03/11	8,700	17.1304
Buy	08/04/11	2,366	16.6203
Buy	08/04/11	3,000	16.5724
Buy	08/05/11	3,200	16.2770
Buy	08/05/11	11,700	16.2411
Buy	08/08/11	1,900	15.1477
Buy	08/08/11	6,400	15.4122
Buy	08/09/11	7,700	15.1568
Buy	08/09/11	3,000	15.1047
Buy	08/10/11	8,000	15.3324
Buy	08/11/11	4,100	15.6960
Buy	08/11/11	400	15.1972
Buy	08/12/11	41	16.0585
Buy	08/15/11	4,200	16.4137
Buy	08/15/11	105	16.3385
Buy	08/17/11	4,500	16.6915
Buy	08/17/11	3,500	16.6839
Buy	08/18/11	4,900	16.0591
Buy	08/18/11	4,700	16.0318
Buy	08/19/11	7,000	15.6908
Buy	08/19/11	14,400	15.5338
Buy	08/22/11	200	15.7741
Buy	08/22/11	2,800	15.7503
Buy	08/23/11	1,200	15.9820
Buy	08/24/11	3,100	16.3595
Buy	08/24/11	3,117	16.3587
Buy	08/29/11	200	16.5875
Buy	08/29/11	100	16.4602
Buy	08/31/11	4,300	17.0610
Buy	08/31/11	2,300	16.9863
Buy	09/09/11	3,400	16.1922
Buy	09/12/11	300	15.9885
Buy	09/12/11	1,800	15.8713
Buy	09/15/11	500	16.5370
Buy	09/16/11	1,900	16.6446
Buy	09/21/11	1,200	16.0091
Buy	09/21/11	800	15.9789

Transaction	Date	Quantity	Price ($)

Buy	09/22/11	3,700	14.9144
Buy	09/22/11	15,900	14.8056
Buy	09/26/11	8,000	15.2086
Buy	09/28/11	4,700	15.6031
Buy	09/29/11	3,200	15.6507
Buy	09/29/11	800	15.6085
Buy	09/30/11	300	15.3667
Buy	10/03/11	1,600	15.1762
Buy	10/04/11	400	14.4050
Buy	10/06/11	4,800	15.3515
Buy	10/06/11	800	15.0585
Buy	10/07/11	1,300	15.6061
Buy	10/10/11	1,200	15.9508
Buy	10/25/11	18,700	16.5285
Buy	10/25/11	5,200	16.5087
Buy	10/26/11	5,800	16.5107
Buy	10/26/11	3,300	16.5013
Buy	10/31/11	3,300	16.7512
Buy	11/01/11	100	15.9185
Buy	11/03/11	2,100	16.4858
Buy	11/10/11	100	15.9925
Buy	11/10/11	900	16.0725
Buy	11/11/11	400	16.3874
Buy	11/15/11	200	16.0375
Buy	11/16/11	900	15.9724
Buy	11/17/11	400	15.8185
Buy	11/17/11	300	15.7431
Buy	11/18/11	500	15.7899
Buy	11/18/11	8,100	15.6780
Buy	11/21/11	100	15.3425
Buy	11/22/11	6,200	15.3144
Buy	11/23/11	200	15.0785
Buy	11/25/11	2,500	14.9114
Buy	11/28/11	1,300	15.2685
Buy	11/28/11	9,000	15.2317
Buy	11/29/11	1,100	15.4551
Buy	11/29/11	800	15.3285
Buy	11/30/11	4,000	16.0672
Buy	12/01/11	200	16.1225
Buy	12/02/11	100	16.2385
Buy	12/02/11	3,200	16.1659
Buy	12/05/11	100	16.4085
Buy	12/05/11	4,700	16.3423
Buy	12/06/11	17,700	16.3677
Buy	12/07/11	2,800	16.2341
Buy	12/09/11	400	16.3750
Buy	12/13/11	2,700	16.0774
Buy	12/23/11	3,000	16.7530

Transaction	Date	Quantity	Price ($)

Buy	12/29/11	10,500	16.9429
Buy	12/29/11	11,100	16.8829
Buy	12/30/11	3,000	16.9840
Buy	12/30/11	17,626	16.9628

Western Investment Total Return Partners L.P.

Buy	07/11/11	4,300	18.0360
Buy	07/12/11	1,400	17.8996
Buy	07/12/11	8,400	17.9068
Buy	07/13/11	2,200	17.9710
Buy	07/13/11	4,200	18.0169
Buy	07/14/11	2,700	18.0168
Buy	07/14/11	1,700	17.9871
Buy	07/15/11	100	17.9985
Buy	07/15/11	1,400	17.9761
Buy	07/18/11	2,000	17.6722
Buy	07/19/11	27	17.7585
Buy	07/19/11	4,273	17.8391
Buy	07/20/11	1,600	17.9674
Buy	07/21/11	1,500	18.3891
Buy	07/21/11	1,500	18.3828
Buy	07/22/11	1,700	18.3683
Buy	07/22/11	2,081	18.3668
Buy	07/25/11	1,800	18.3059
Buy	07/25/11	900	18.2536
Buy	07/26/11	4,205	18.3334
Buy	07/26/11	1,660	18.3149
Buy	07/27/11	6,475	18.0221
Buy	07/27/11	700	17.9527
Buy	07/28/11	400	17.9531
Buy	07/28/11	6,900	17.9353
Buy	07/29/11	13,600	17.7621
Buy	07/29/11	2,000	17.7127
Buy	08/01/11	7,800	17.7183
Buy	08/02/11	800	17.7185
Buy	08/02/11	3,300	17.4051
Buy	08/03/11	3,800	17.3117
Buy	08/03/11	8,700	17.1304
Buy	08/04/11	2,500	16.6202
Buy	08/04/11	3,000	16.5724
Buy	08/05/11	3,100	16.2770
Buy	08/05/11	11,800	16.2411
Buy	08/08/11	1,900	15.1477
Buy	08/08/11	6,400	15.4122
Buy	08/09/11	7,700	15.1568
Buy	08/09/11	3,000	15.1047
Buy	08/10/11	8,000	15.3324

Transaction	Date	Quantity	Price ($)

Buy	08/11/11	4,200	15.6960
Buy	08/11/11	300	15.1972
Buy	08/15/11	4,200	16.4137
Buy	08/17/11	4,500	16.6915
Buy	08/17/11	3,500	16.6839
Buy	08/18/11	4,900	16.0591
Buy	08/18/11	4,700	16.0318
Buy	08/19/11	7,000	15.6908
Buy	08/19/11	14,400	15.5338
Buy	08/22/11	200	15.7741
Buy	08/22/11	2,800	15.7503
Buy	08/23/11	1,200	15.9820
Buy	08/24/11	3,100	16.3595
Buy	08/24/11	3,000	16.3588
Buy	08/29/11	200	16.5875
Buy	08/29/11	100	16.4602
Buy	08/31/11	4,300	17.0610
Buy	08/31/11	2,300	16.9863
Buy	09/09/11	3,400	16.1922
Buy	09/12/11	300	15.9885
Buy	09/12/11	1,700	15.8714
Buy	09/15/11	500	16.5370
Buy	09/16/11	1,900	16.6446
Buy	09/21/11	1,200	16.0091
Buy	09/21/11	800	15.9789
Buy	09/22/11	3,700	14.9144
Buy	09/22/11	15,900	14.8056
Buy	09/28/11	4,581	15.6031
Buy	09/29/11	3,175	15.6507
Buy	09/29/11	700	15.6085
Buy	09/30/11	274	15.3683
Buy	10/03/11	1,700	15.1760
Buy	10/04/11	450	14.4036
Buy	10/06/11	5,000	15.3515
Buy	10/06/11	700	15.0585
Buy	10/07/11	1,400	15.6059
Buy	10/10/11	1,239	15.9506
Buy	10/25/11	18,739	16.5285
Buy	10/25/11	5,054	16.5087
Buy	10/26/11	5,662	16.5107
Buy	10/26/11	3,385	16.5013
Buy	10/31/11	3,400	16.7512
Buy	11/01/11	86	15.9185
Buy	11/03/11	2,186	16.4857
Buy	11/10/11	100	15.9925
Buy	11/10/11	900	16.0725
Buy	11/11/11	511	16.3847
Buy	11/15/11	100	16.0625

Transaction	Date	Quantity	Price ($)

Buy	11/16/11	900	15.9724
Buy	11/17/11	400	15.8185
Buy	11/17/11	344	15.7409
Buy	11/18/11	469	15.7899
Buy	11/18/11	8,031	15.6780
Buy	11/21/11	100	15.3425
Buy	11/22/11	6,100	15.3144
Buy	11/23/11	200	15.0785
Buy	11/25/11	2,532	14.9114
Buy	11/28/11	1,200	15.2685
Buy	11/28/11	9,126	15.2316
Buy	11/29/11	1,179	15.4548
Buy	11/29/11	700	15.3285
Buy	11/30/11	2,570	16.0625
Buy	11/30/11	1,430	16.0672
Buy	12/01/11	200	16.1225
Buy	12/02/11	173	16.2385
Buy	12/02/11	3,227	16.1659
Buy	12/05/11	4,800	16.3422
Buy	12/06/11	17,700	16.3677
Buy	12/07/11	2,676	16.2342
Buy	12/13/11	2,780	16.0773
Buy	12/23/11	2,849	16.7531
Buy	12/29/11	10,641	16.9429
Buy	12/29/11	11,089	16.8829

Western Investment Total Return Fund Ltd.

Buy	01/09/12	2,000	17.0025
Buy	01/10/12	1,800	17.2543
Buy	01/10/12	13,558	17.2482
Buy	01/11/12	1,731	17.1312
Buy	01/11/12	2,245	17.1749
Buy	01/12/12	100	17.2585
Buy	01/12/12	13,796	17.1792
Buy	01/13/12	193	17.0725
Buy	01/13/12	325	17.1547
Buy	01/17/12	4,678	17.3795
Buy	01/17/12	39,231	17.4845
Buy	01/18/12	79,546	17.5423
Buy	01/19/12	6,900	17.6385
Buy	01/19/12	24,200	17.6346

Transaction	Date	Quantity	Price ($)

Western Investment LLC

Buy	05/19/11	500	18.4185
--*	06/30/11	4.8169	--*
--*	09/30/11	6.0837	--*
--*	12/30/11	5.8736	--*
--*	01/20/12	100	--
--*	03/30/12	5,3775

Robert H. Daniels

Buy	12/15/10	1,000	16.8792
--*	12/30/11	11.723	--*

Benchmark Plus Partners, L.L.C.

Buy	04/27/11	18,463	18.6737

Benchmark Plus Institutional Partners, L.L.C.

Buy	04/26/11	17,700	18.6188
Buy	04/26/11	2,300	18.6341
Buy	04/27/11	18,400	18.6737
Buy	04/28/11	6,100	18.9587
Buy	05/02/11	4,600	19.0175
Buy	05/03/11	12,400	18.8666
Buy	05/04/11	1,900	18.8038
Buy	05/04/11	8,612	18.6450
Buy	05/05/11	9,608	18.4090
Buy	05/05/11	2,300	18.5228
Buy	05/06/11	200	18.5985
Buy	05/06/11	575	18.3503
Buy	05/09/11	2,300	18.4128
Buy	05/09/11	13,100	18.4610
Buy	05/10/11	7,641	18.6693
Buy	05/11/11	8,800	18.3674
Buy	05/12/11	17,100	18.3091
Buy	05/20/11	1,500	18.3692
Buy	06/13/11	22,609	17.8381
Buy	06/15/11	43,918	17.6759
Buy	06/16/11	500	17.6425
Buy	06/17/11	200	17.9325
Buy	06/22/11	94	18.0189
Buy	06/23/11	6,993	17.4669
Buy	06/24/11	1,438	17.5595
Sell	06/27/11	1,000	17.5972
Sell	07/05/11	1,000	18.6571
Buy	11/30/11	29,300	16.0609
Buy	01/03/12	7,051	17.3051

* Shares acquired through the Fund’s dividend reinvestment plan.
** Shares transferred as a gift.

Transaction	Date	Quantity	Price ($)

Buy	01/03/12	27,949	17.3726
Buy	01/04/12	2,300	16.7728
Buy	01/04/12	1,675	17.2581
Buy	01/20/12	4,500	17.6145

Lynn D. Schultz
--#	01/20/12	100	--#

# Shares received as a gift.

APPENDIX D

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is derived from the Fund’s Definitive Proxy Statement filed with the

Securities and Exchange Commission on April 30, 2012

To the knowledge of the Fund, as of April 27, 2012, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially more than 5% of any class of the Fund’s outstanding shares, except as noted below:

Name & Address	Percentage of Common Stock Held	Total Common Stock Owned
Western Investment LLC 7050 S. Union Park Center Midvale, UT 84047	8.1%	1,410,021.1517

The Fund’s directors and officers, in the aggregate, own less than 1% of the Fund’s outstanding Shares.

D-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western Investment your proxy FOR the election of Western Investment’s Nominee and FOR the stockholder proposal by voting your Shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western Investment urges you to confirm in writing your instructions to Western Investment in care of InvestorCom, Inc. at the address provided below so that Western Investment will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your shares, please call:

InvestorCom, Inc.
65 Locust Avenue, Third Floor
New Canaan, CT 06840

Stockholders Call Toll-Free at: (877) 972-0090
Banks and Brokers Call Collect at: (203) 972-9300

GOLD PROXY CARD

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC. IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints Arthur D. Lipson attorney and agent with full power of substitution to vote all Common Shares of beneficial interest of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the 2012 Annual Meeting of Stockholders of the Fund scheduled to be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 21, 2012, at 9:00 a.m., local time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock, par value $0.001 per share of the Fund held by the undersigned, and hereby ratifies and confirms all action the herein named attorney and proxy, his substitute, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorney and proxy or his substitute with respect to any other matters as may properly come before the Annual Meeting that are unknown to Western Investment LLC (“Western Investment”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with Western Investment’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

WESTERN INVESTMENT RECOMMENDS A VOTE FOR ITS NOMINEE AND FOR PROPOSAL NO. 2.

1. Western Investment’s Proposal to elect Robert H. Daniels as a director of the Fund.

	FOR NOMINEE	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE
Nominee: Robert H. Daniels	[ ]	[ ]

2. A stockholder proposal requesting that the Board of Directors (the “Board”) take the necessary steps to amend the Bylaws of the Fund so that when Board elections are contested, with more nominees than open seats, a plurality of the votes cast will be sufficient for election.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.